UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 24, 2025

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-42552	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 W. 76th Street, Suite 118,	Eden Prairie,	Minnesota	55344
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code	(952)	656-1029

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on September 25, 2025, Andrew Walko, the former President of Sanuwave Health, Inc. (the “Company”), was terminated without cause, effective as of October 24, 2025 (the “Separation Date”). On the Separation Date, Mr. Walko and the Company entered into a Separation and Release Agreement (the “Separation Agreement”), pursuant to which Mr. Walko will receive an aggregate of $76,666.67 in cash, which is approximately equal to four months plus one week of his annual base salary, less applicable federal and state taxes, payable in equal installments over the four-month period following the Separation Date (the “Severance Period”), with the initial installment of one week’s base salary payable on October 31, 2025 and the remaining installments beginning after the expiration of the recission period described in the Separation Agreement. In addition, the Separation Agreement provides that Mr. Walko’s employee stock options will continue to vest during the Severance Period and shall remain outstanding and exercisable until their respective expiration dates. The Severance Agreement also includes a release of claims in favor of the Company and customary confidentiality and non-disparagement provisions.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified by reference to the full text of the Separation Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01              Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1	Separation and Release Agreement, dated October 24, 2025, between Andrew Walko and the Company.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: October 30, 2025	By:	/s/ Morgan Frank
	Name:	Morgan Frank
	Title:	Chief Executive Officer
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